UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest event reported):  January 8, 2016

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JEWETT-CAMERON TRADING COMPANY LTD.

(Exact name of registrant as specified in its charter)

BRITISH COLUMBIA	000-19954	NONE
(State or other jurisdiction of incorporation)	(Commission file no.)	(I.R.S. employer identification no.)

32275 N.W. Hillcrest, North Plains, Oregon		97133
(Address of principal executive offices)		(Zip code)

(503) 647-0110

_________________________________________________________________

(Registrant's telephone No. including area code)

Not Applicable

_________________________________________________________________

(Former Name or Former Address, if Changed since Last Report)

_________________________

Check the appropriate box below if the Form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below:

[   ]

Written communications pursuant to Rule 425 under the Securities Act (17 CRF 230.425).

[   ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)

The Annual General and Special Meeting of shareholders was held on January 8, 2016.

(b)

The following is a brief description and vote count of all items voted on at the meeting:

Item 1.

Fix the Number of Directors

Item No. 1 was approved with the following vote:

Shares Voted “For”	Shares Voted “Against”	Withheld/ Abstentions	Non-Votes
2,081,993	124,867	0	16,227

Item 2.

Election of Directors

The following persons were elected as Directors to serve until the conclusion of the next annual meeting:

Nominees	Shares Voted “For”	Shares Voted “Against”	Withheld/ Abstentions	Non-Votes
Donald M. Boone	1,606,589	0	94,695	521,803
Ralph E. Lodewick	1,575,859	0	125,425	521,803
Frank G. Magdlen	1,576,159	0	125,125	521,803
Adrian Russell-Falla	1,523,344	0	177,940	521,803

Item 3.

Appointment of Auditors

Item No. 3 was approved with the following vote:

Shares Voted “For”	Shares Voted “Against”	Withheld/ Abstentions	Non-Votes
2,088,201	0	134,885	1

Item 4.

Acts and Deeds of Directors

Item No. 4 was approved with the following vote:

Shares Voted “For”	Shares Voted “Against”	Withheld/ Abstentions	Non-Votes
2,072,159	134,701	0	16,227

Item 5.

Advisory Vote on the Approval of Executive Compensation

Item No. 5 was approved with the following vote:

Shares Voted “For”	Shares Voted “Against”	Withheld/ Abstentions	Non-Votes
1,683,108	18,176	0	521,803

Item 6.

Advisory Vote on the Frequency of Holding an Advisory Vote on Executive Compensation

Item No. 6 had the following votes:

1 Year	2 Years	3 Years	Withheld/ Abstentions	Non-Votes
1,695,833	300	5,100	51	521,803

Item 7.

Permitted Amendments and Variations

Item No. 7 was approved with the following vote:

Shares Voted “For”	Shares Voted “Against”	Withheld/ Abstentions	Non-Votes
1,949,379	257,479	0	16,229

Item 8.

Transact Other Business

Item No. 8 was approved with the following vote:

Shares Voted “For”	Shares Voted “Against”	Withheld/ Abstentions	Non-Votes
1,965,306	257,778	0	3

(c)

Not Applicable

(d)

The Board of Directors decided that the Company’s proxy materials will include an advisory shareholder vote on the executive compensation annually, with the next vote to occur in 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 2, 2016

JEWETT-CAMERON TRADING COMPANY LTD.

By: /s/  “Donald M. Boone”

Name: Donald Boone

Title: President/Chief Executive Officer/Director